EXECUTION VERSION

                                                                Exhibit 10.6

                                 AMENDMENT NO. 1
                                  TO GUARANTEE

     Amendment No. 1, dated as of June 26, 2003 (this "Amendment"), between BEAR, STEARNS INTERNATIONAL LIMITED, (the "Buyer") and CRIIMI MAE INC., (the "Guarantor").

                                    RECITALS

     The Buyer, CRIIMI Newco LLC (an " Existing Seller", and sometimes referred to as a "Seller") and CBO REIT II, Inc. (an "Existing Seller", and sometimes referred to as a "Seller") are parties to that certain Repurchase Agreement, dated as of January 14, 2003, as amended by Amendment No. 1, dated as of the date hereof (the "Existing Repurchase Agreement"). The Buyer and CRIIMI MAE Asset Acquisition Corp. (the "New Seller", and sometimes referred to as a "Seller") are parties to that certain Repurchase Agreement and Annex I thereto, to be entered into on or about June 26, 2003 (the "CMAAC Repurchase Agreement", together with the Existing Repurchase Agreement, the "Repurchase Agreements"). The Guarantor is party to that certain Guarantee, dated as of January 14, 2003 (the "Existing Guarantee", as amended by this Amendment, the "Guarantee"), in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements or the Existing Guarantee, as applicable.

     The Buyer and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Guarantee be amended to reflect certain agreed upon revisions to the terms of the Existing Guarantee.

     Accordingly, the Buyer and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Guarantee is hereby amended as follows:

        Section  1.  Definitions.

     (a) All references to "Buyer" shall include Buyer under the Existing Repurchase Agreement and the CMAAC Repurchase Agreement and any Acceptable Hedge Counterparty (as defined herein); provided, that all required notices, waivers and payments shall be given to, obtained from or made to Bear, Stearns International Limited as Buyer or as agent for an Affiliate of Buyer.

     (b) All references to "Change of Control" shall include "CMAAC Change of Control" as defined herein.

     (c) All references to "Obligations" shall include "Guaranteed Obligations" as defined herein.

     (d) All references to "Repurchase Agreement" shall include the Existing Repurchase Agreement, the CMAAC Repurchase Agreement and any Acceptable Hedge Agreement; provided, that for purposes of Section 10(l) of the

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Existing  Guaranty,  the reference to "Repurchase  Agreement"  shall mean only the  Existing  Repurchase  Agreement.

     (e) All references to "Seller" or "Sellers" shall include CRIIMI MAE Asset Acquisition Corp.

     (f) The Existing Guarantee is hereby amended by adding the following defined terms in their proper alphabetical order:

     "Acceptable Hedge Agreement" shall mean any hedge or swap contract, whether entered into orally or in writing, by a Seller or Sellers with an Acceptable Hedge Counterparty approved by the Buyer in its sole discretion and guaranteed by the Bear Stearns Companies Inc.

     "Acceptable Hedge Counterparty" shall mean Buyer or an Affiliate of Buyer.

     "CMAAC"  shall  mean  CRIIMI  MAE  Asset  Acquisition   Corp.,  a  Maryland
corporation.

     "CMAAC Change of Control" shall mean, with respect to CMAAC:

     (a) any transaction or event as a result of which the Guarantor ceases to own, beneficially or of record, 100% of the stock of CMAAC;

     (b) the sale, transfer, or other disposition of all or substantially all of CMAAC's assets (excluding any such action taken in connection with any securitization transaction); or

     (c) the consummation of a merger or consolidation of CMAAC with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of CMAAC immediately prior to such merger, consolidation or other reorganization.

     "CMAAC Repurchase Agreement" shall mean that certain Repurchase Agreement and Annex I thereto, to be entered into on or about June 26, 2003, between CRIIMI MAE Asset Acquisition Corp. and Bear, Stearns International Limited, as the same may be amended or modified from time to time.

     "Existing Repurchase Agreement" shall mean that certain Repurchase Agreement, dated as of January 14, 2003, among Bear, Stearns International Limited, CRIIMI Newco, LLC and CBO REIT II, Inc., as the same may be further amended or supplemented from time to time.

     "Guaranteed Obligations" shall mean the Obligations of the Existing Sellers under the Existing Repurchase Agreement and all obligations of the New Seller under the CMAAC Repurchase Agreement and any obligations of any Seller under any Acceptable Hedge Agreement to Buyer.

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     Section 2. Conditions  Precedent.  This Amendment shall become effective on
June 26, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

     2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

     (a) This Amendment, executed and delivered by a duly authorized officer of the Buyer and the Guarantor.

     (b) Amendment No. 1 to the Existing Repurchase Agreement, executed and delivered by a duly authorized officer of the Buyer and each Existing Seller.

     (c) An acknowledgement and waiver by Brascan Lender under the Intercreditor Agreement and the Subordinated Loan Documents.

     (d) An opinion or opinions of outside counsel to the Guarantor relating to corporate matters and enforceability of this Amendment against the Guarantor acceptable to the Buyer in its sole discretion.

     (e) such other documents as the Buyer or counsel to the Buyer may reasonably request.

     Section 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Guarantee on its part to be observed or performed, and that no Event of Default under the Existing Guarantee has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9 of the Existing Guarantee.

     Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     Section 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

     Section 7. Reaffirmation of Guarantee. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guarantee and acknowledges and agrees that such Guarantee shall apply to all of the Obligations under the Repurchase Agreements, any other Repurchase Documents and any Acceptable Hedge

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Agreement entered into with Buyer or an Acceptable Hedge  Counterparty,  as they may be amended, modified and in effect, from time to time.

                              [SIGNATURE PAGE FOLLOWS]













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     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                             BEAR, STEARNS INTERNATIONAL
                                   LIMITED,
                                   as Buyer



                                   /s/Paul Friedman
                                   -----------------------------------
                                   Name:  Paul Friedman
                                   Title: Authorized Signatory

Guarantor :                        CRIIMI MAE INC.,
                                   as Guarantor



                                   /s/David B. Iannarone
                                   -----------------------------------
                                   Name:  David B. Iannarone
                                   Title: Executive Vice President
                                           and Chief Operating Officer








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